Exhibit 99.2

Of Counsel: BAYS DEAVER LUNG ROSE & HOLMA BRUCE D. VOSS 6532-0 Attorney at Law A Law Corporation RYAN H. ENGLE 7590-0 Attorney at Law A Law Corporation MATTHEW C. SHANNON 9043-0 Alii Place, 16th Floor 1099 Alakea Street Honolulu, Hawaii 96813 Telephone: (808) 523-9000 Facsimile: (808) 533-4184 bvoss@legalhawaii.com rengle@legalhawaii.com mshannon@legalhawaii.com Attorneys for Plaintiffs HRPT PROPERTIES TRUST and affiliate companies: MASTERS PROPERTIES LLC, ORVILLE PROPERTIES LLC, ROBIN 1 PROPERTIES LLC, TANAKA PROPERTIES LLC, LTMAC PROPERTIES LLC, TSM PROPERTIES LLC, and Z&A PROPERTIES LLC IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF HAWAII HRPT PROPERTIES TRUST and affiliate companies: MASTERS PROPERTIES LLC, a Maryland limited liability company, )))) CIVIL NO. COMPLAINT FOR DECLARATORY JUDGMENT AND FOR PERMANENT

ORVILLE PROPERTIES LLC, a Maryland limited liability company, ROBIN 1 PROPERTIES LLC, a Maryland limited liability company, TANAKA PROPERTIES LLC, a Maryland limited liability company, LTMAC PROPERTIES, LLC, a Maryland limited liability company, TSM PROPERTIES LLC, a Maryland limited liability company, and Z&A PROPERTIES LLC, a Maryland limited liability company, Plaintiffs, vs. LINDA LINGLE, in her official capacity as Governor of the State of Hawaii, Defendant. )))))))))))))))))))))) INJUNCTION; EXHIBITS A-D; SUMMONS COMPLAINT FOR DECLARATORY JUDGMENT AND FOR PERMANENT INJUNCTION 1. Plaintiffs, HRPT Properties Trust and its affiliate companies, file this Complaint for Declaratory Judgment and Permanent Injunctive Relief pursuant to 28 U.S.C. §§ 2201 and 2202. The State of Hawaii has enacted a law which applies solely to Plaintiffs. This new law, styled “An Act Relating to Real Property” (the “Act”) explicitly interferes with, and changes the meaning of, Plaintiffs’ historical contracts in order to strip Plaintiffs of existing contractual rights and to bestow a benefit on Plaintiffs’ contracting tenant parties. By its 2 terms, this Act applies retroactively to contracts executed long before the Act’s enactment. A copy of the Act is attached hereto as Exhibit A. 2. The United States Constitution prohibits the impairment of contracts, the denial of equal protection of the laws, the imposition of a bill of attainder, the denial of due process, discrimination against an out of state business, the taking of property for private purposes or without just compensation, and the enactment of ex post facto legislation. The Act, which targets only Plaintiffs, violates each and all of these provisions of the United States Constitution. I. JURISDICTION AND VENUE 3. Plaintiffs bring this action pursuant to the Civil Rights Act of 1871, as amended, 42 U.S.C. § 1983, and the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202, to redress the deprivation under color of state law of Plaintiffs’ rights under Article I and the Fifth and Fourteenth Amendments of the United States Constitution. This Court has subject matter jurisdiction pursuant to 28 U.S.C. §§ 1331 and 1343(a). 4. Venue properly lies in this Court under 28 U.S.C. § 1391(b). The Defendant resides in this district and the events giving rise to Plaintiffs’ claims have occurred or will occur in this district. 3

II. PARTIES 5. Plaintiff HRPT Properties Trust is organized as a Maryland real estate investment trust. HRPT has approximately 230,000,000 common and preferred shares outstanding which are publicly traded on the New York Stock Exchange and owned by approximately 100,000 different shareholders. Many of HRPT’s largest shareholders are mutual funds and pension plans which each have many thousands of beneficiaries. HRPT is qualified as a real estate investment trust under the Internal Revenue Code, or a REIT; and, as a REIT, HRPT is required by law to distribute substantially all its earnings from rents as dividends to its shareholders. Many of HRPT’s direct and indirect shareholders are investors who are focused upon dividend paying securities and who rely upon their HRPT dividends for income and living expenses. HRPT’s headquarters is located in Newton, Massachusetts. 6. Plaintiff Masters Properties LLC (“Masters”) is a limited liability company organized and existing under the laws of the State of Maryland, and registered to do business in the State of Hawaii. Masters is a wholly owned subsidiary of HRPT Properties Trust. Masters is the owner and lessor of more than 50,000 square feet of commercial and industrial property on Oahu. 7. Plaintiff Orville Properties LLC (“Orville”) is a limited liability company organized and existing under the laws of the State of Maryland, and 4 registered to do business in the State of Hawaii. Orville is a wholly owned subsidiary of HRPT Properties Trust. Orville is the owner and lessor of more than 50,000 square feet of commercial and industrial property on Oahu. 8. Plaintiff Robin 1 Properties LLC (“Robin 1”) is a limited liability company organized and existing under the laws of the State of Maryland, and registered to do business in the State of Hawaii. Robin 1 is a wholly owned subsidiary of HRPT Properties Trust. Robin 1 is the owner and lessor of more than 50,000 square feet of commercial and industrial property on Oahu. 9. Plaintiff Tanaka Properties LLC (“Tanaka”) is a limited liability company organized and existing under the laws of the State of Maryland, and registered to do business in the State of Hawaii. Tanaka is a wholly owned subsidiary of HRPT Properties Trust. Tanaka is the owner and lessor of more than 50,000 square feet of commercial and industrial property on Oahu. 10. Plaintiff LTMAC Properties LLC (“LTMAC”) is a limited liability company organized and existing under the laws of the State of Maryland, and registered to do business in the State of Hawaii. LTMAC is a wholly owned subsidiary of HRPT Properties Trust. LTMAC is the owner and lessor of more than 50,000 square feet of commercial and industrial property on Oahu. 11. Plaintiff TSM Properties LLC (“TSM”) is a limited liability company organized and existing under the laws of the State of Maryland, and 5 registered to do business in the State of Hawaii. TSM is a wholly owned subsidiary of HRPT Properties Trust. TSM is the owner and lessor of more than 50,000 square feet of commercial and industrial property on Oahu. 12. Plaintiff Z&A Properties LLC (“Z&A”) is a limited liability company organized and existing under the laws of the State of Maryland, and registered to do business in the State of Hawaii. Z&A is a wholly owned subsidiary of HRPT Properties Trust. Z&A is the owner and lessor of more than 50,000 square feet of commercial and industrial property on Oahu. Hereinafter all of the Plaintiffs collectively are referred to as “HRPT.” 13. Defendant Linda Lingle is a resident of, and the Governor of, the State of Hawaii. In this capacity, Defendant heads the executive branch of the State of Hawaii’s government. As chief of the executive branch, Defendant is responsible for ensuring the faithful execution of the laws of the State of Hawaii. She is sued in her official capacity. III. FACTUAL ALLEGATIONS A. The HRPT Lease Contracts 14. HRPT owns directly or through subsidiaries leased commercial and industrial land in Hawaii — principally in the Mapunapuna, Salt Lake, and Kalihi Kai areas of Oahu. 6

15. HRPT purchased the majority of this land in 2003 from the estate of Samuel M. Damon (the “Damon Estate”). 16. HRPT bought the Damon Estate land subject to certain long term ground leases (the “Lease Contracts”) which, on average, ran for 50 years. 17. In 2003, when HRPT purchased the Damon Estate land, the Lease Contracts had an average remaining term of approximately 22 years. 18. After HRPT purchased the Damon Estate land, the contractual relationship between HRPT and its lessees remained the same as the relationship between the Damon Estate and the lessees, subject to modifications which might be agreed to by HRPT and the affected lessees. 19. The majority of Lease Contracts provide for an initial tenancy of 50 years with rents at fixed rates for an initial five or 10 year period and with rents thereafter to be reset for subsequent five or 10 year periods during the remainder of the lease terms. 20. If the parties to a Lease Contract cannot agree to a rent reset, the affected Lease Contract specifies that the rent shall be “an amount to be agreed upon or determined by appraisal as hereinafter provided for land rent.” Section (B) of the Lease Contracts provides that the reset rent must be a “fair and reasonable annual rent for the demised land (exclusive of buildings) as shall be determined by 7 three impartial real estate appraisers . . . .” A representative sample of the Lease Contract terms regarding the appraisal process is attached hereto as Exhibit B. 21. The appraisal process established in the Lease Contracts provides for a fair and impartial process to resolve disagreements concerning rents during extended ground lease terms. In the event HRPT and a concerned lessee are unable to reach agreement on a rent reset, the Lease Contract provides for the rent amount to be determined by three impartial real estate appraisers. The lessor (i.e., HRPT) and the lessee may each appoint one of the appraisers. If one of them does not appoint an appraiser, the first appraiser selects the second appraiser. The two appraisers then attempt jointly to select the third appraiser. If they do not agree on a third appraiser, either party to the lease may request that a Judge of the Circuit Court of the First Circuit of the State of Hawaii appoint the third appraiser, who must be a member of the Honolulu Chapter of the American Institute of Real Estate Appraisers or other similar organization. 22. The Lease Contracts provide that the decision of a majority of the three impartial real estate appraisers is “final, conclusive, and binding upon both parties.” Rent appraisals are impartial proceedings in which HRPT and its lessees each has a risk that the outcome of the appraisal could result in either higher or lower rent than each wants. 8

23. Before the Act, appraisers appointed pursuant to the Lease Contracts applied generally accepted real estate appraisal industry practices to determine the “fair and reasonable annual rent of the demised land (exclusive of buildings) . . . .” These industry practices involved various procedures including comparisons with market rent rates for similar land and the calculation of a commercially reasonable rate of return for the fair market value of the affected land. Before the Act, the practices used by appraisers to resolve rent reset disputes between HRPT and its lessees did not take account of each lessee’s unique circumstances. Instead, these appraisal practices regularly considered the highest and best lawful use of the affected land. 24. Before the Act, HRPT negotiated with its lessees for rent resets using the same standards that HRPT expected appraisers would use if HRPT was unable to reach agreement with its lessees on rent resets. Upon information and belief, when HRPT’s lessees negotiated with HRPT for rent resets, these lessees also generally took account of the same standards which appraisers would consider. 25. Some of the Lease Contracts will have rent reset proceedings within the period July 15, 2009 to June 30, 2010—the period in which the Act is presently in effect. Prior to the Act’s passage, in a large majority of cases, HRPT and its lessees engaged in successful rent reset negotiations without use of the 9 appraisal process provided in the Lease Contracts. Since its enactment, the Act has become a major obstacle to successful rent reset negotiation by HRPT and its lessees. The existing rent rates under the Lease Contracts are generally below current “fair and reasonable” rents or fair market value rents as the rents would be calculated using generally accepted real estate appraisal industry practices. HRPT has honored its contractual obligation to accept those below market rates until rent reset dates. However, HRPT bought the Damon Estate land with the reasonable expectation, under the plain terms of the Lease Contracts, that it would have the contractual right to charge market rents at the reset dates. HRPT also expected that any disagreement about the amount of reset rent would be resolved by impartial appraisal procedures applying industry expertise as specified in the Lease Contracts. 26. Since the enactment of the Act, HRPT’s lessees have asserted that rent resets should be lower than fair market value based upon the individual lessee’s unique circumstances and that appraisers appointed pursuant to the Lease Contracts will be required to consider the individual lessee’s unique circumstances and uses to set rents lower than fair market values. B. Legislative Proposal to Interfere with HRPT’s Lease Contracts 27. In or about January 2009, a group of businesses and their associates, who are all tenants under the Lease Contracts, sought to void HRPT’s 10 contractual rights in the remaining rent resets. This group styled itself “Citizens for Fair Valuation” (“CFV”) and began to agitate for legislative abrogation of HRPT’s contractual lease right to reset rent. 28. CFV sought this legislation to target HRPT. CFV has not claimed to represent the interests of any other lessees of commercial and industrial properties in Hawaii other than the lessees of HRPT. Moreover, CFV’s website makes clear that HRPT is its sole target, as HRPT is the only landowner mentioned. For example, under the frequently asked questions portion of the website, CFV states that its goal is “to expand [its] membership to include all the businesses with HRPT leases.” 29. On January 23, 2009, CFV sent drafts to the Hawaii Senate and House of Representatives of a proposed bill that it hoped would, among other things, strip HRPT of its contractual right to obtain fair market value rents under the Lease Contracts. CFV’s proposed bill changed the standard governing rent renegotiations in the Lease Contracts by redefining “fair and reasonable” rent. The redefinition of “fair and reasonable” was intended to affect rent negotiations between HRPT and its lessees and to change the standard that would be applied by appraisers in resolving rent reset disputes. 30. The originally proposed bill made clear that HRPT was the intended target of the legislation, and its sole target. Specifically, the proposed bill 11 applied only to “commercial or industrial” leases in urban districts requiring “fair and reasonable annual rent” for property owned by lessors holding “directly or indirectly . . . fifty thousand square feet or more of industrial and commercial property in the State.” Upon information and belief, HRPT is the only commercial or industrial landowner in Hawaii to whom this proposed bill applied. 31. The text of the proposed bill made clear that its effect was to redefine the term of the Lease Contracts specifying “fair and reasonable annual rent” to provide for below market rent. C. Legislative History of the Act 32. As the proposed bill wound its way through Senate and House Committees, witnesses, legislators and sponsors of the bill repeatedly confirmed that the measure was targeted at HRPT, and HRPT alone, and that it was intended to abrogate HRPT’s contractual lease rights. For example, one witness before the Senate Committee on Judiciary and Governance Operations testified that “[t]his bill focuses on one style of contract from one landlord.” Another witness testified that “[t]his bill affects businesses and lessees . . . who are trying to negotiate with landowner, HRPT, a Boston-based real estate investment firm.” CFV’s general counsel testified before the Senate Judiciary Committee that the bill “is intended to level the playing field between the industrial lessees at Mapunapuna/Sand Island/Kalihi (former Damon Estate lessees) and their new landlord HRPT . . . .” 12

33. Throughout the Legislature’s consideration of the proposed bill, witnesses, legislators, and sponsors emphasized HRPT’s status as an out of state “mainland” company. For example, one witness attacked HRPT as “a mainland owner who is insensitive to Hawaii’s economy and how we do things here.” Another testified, “HRPT is not accustomed to doing business here and . . . cares little for the ‘Aloha’ that comes with the responsibility of owning land in the State of Hawai`i.” The legislative history is replete with similar statements. 34. On March 31, 2009, the Hawaii Attorney General testified before the House Committee on Judiciary and stated the following: “This bill appears to change the process for renegotiating the amount of rent” under the Lease Contracts and “appears to intrude upon renegotiations of lease rent by interjecting . . . its construction of ‘fair and reasonable annual rent.’” The Attorney General explained that the bill would have retroactive effect and thus be constitutionally suspect. He further explained that “there is no evidence that the bill will achieve the stated purpose to stabilize the economy . . . .” “Consequently,” the Attorney General testified, “it appears the bill may violate the Contracts Clause and be found unconstitutional.” 35. On April 23, 2009, the Attorney General issued a written opinion, to conferees on the House and Senate conference committee, further underscoring his expressed concerns about the unconstitutionality of the bill. The Attorney General’s written opinion mirrored his prior testimony to the House 13

Committee on Judiciary. It expressed his reservations regarding the constitutionality of the bill. It also emphasized the Attorney General’s concerns about the bill changing the meaning of “fair and reasonable” and interjecting its own construction of the phrase into interpretation of the Lease Contracts. 36. Five days later, on April 28, 2009, the Attorney General issued a supplemental opinion to the House and Senate conference committee. The opinion stated that, because the bill did not “appear to be a reasonable and narrowly drawn means of promoting a significant and legitimate public purpose . . . [the bill] may also constitute ‘takings’ that give rise to a right to receive compensation from the sovereign.” In that same opinion, the Attorney General also reiterated his belief that the bill threatened to violate the Contracts Clause of the United States Constitution. Copies of the Attorney General’s testimony and two letters to the Legislature are attached hereto as Exhibit C. 37. On April 30, 2009, ignoring the Attorney General’s concerns that the proposed bill was unconstitutional, the House and Senate conference committee recommended passing the bill. Its recommendation was accompanied by a proposal that the bill be enacted with a sunset date of June 30, 2010, and that it would affect “lease[s] or sublease[s] scheduled for renegotiation” before June 30, 2010. 14

38. The Committee also proposed adding language that would bestow upon a “master lessee” (someone who leases from HRPT and then sublets to another) the option to exercise its rights under the bill. The Committee’s proposed language stated the bill “shall apply only if the master lessee agrees to comply with this paragraph when determining the renegotiated sublease rental amount charged to the sublessee.” (Emphasis added). 39. Some of CFV’s members are “master lessees” who benefit from their roles as intermediaries because they profit from the difference between the rent paid to HRPT and the rates they charge sublessees. 40. HRPT is faced with a much different situation than its master lessees. Unlike the master lessees, HRPT is not permitted to choose whether the legislation should apply to its rent renegotiations. 41. By its proposed terms, the legislation mandates that HRPT’s contractual right to collect fair market rents is replaced by a rent renegotiation regime that is aimed at depressing rent rates. The legislation, therefore, confers upon HRPT’s lessees the benefit of paying less than they were previously obligated to pay under the Lease Contracts. D. The Governor’s Endorsement of the Bill 42. On July 15, 2009, the Defendant Governor allowed the final version of what began as Senate Bill 764 to become law without her signature. 15

43. In her official statement, Defendant Governor confirmed that HRPT is the sole target of the legislation. Defendant Governor stated, “[t]his measure appears to be targeted at a single landowner for the benefit of its lessees.” 44. Also in her statement, Defendant Governor confirmed that the legislation changed the meaning of “fair and reasonable annual rent” in HRPT’s Lease Contracts to benefit HRPT’s lessees. Defendant Governor emphasized that the purpose of the Act was to “change the process for renegotiating the amount of rent during the term of an existing commercial or industrial lease.” Defendant Governor further explained that, “[t]his bill impacts the renegotiations of lease rent by interjecting . . . its construction of ‘fair and reasonable annual rent’ in commercial or industrial leases.” A copy of the Defendant Governor’s official statement allowing the Act to become law is attached hereto as Exhibit D. E. The Terms of the Legislation Interfering with HRPT’s Lease Contracts 45. The Act requires that a “fair and reasonable annual rent” term in a lease of “commercial or industrial leasehold property” be construed to “require that rent shall be fair and reasonable to both the lessor and the lessee.” The words “to both the lessor and the lessee” do not appear in HRPT’s Lease Contracts. The Act also requires that the rent amount “[t]ake into account any and all relevant attendant circumstances” including “[t]he uses and intensity of the use of the 16 leased property.” The words quoted in the preceding sentence do not appear in HRPT’s Lease Contracts. 46. Because the Act requires the rent reset processes to take account of the circumstances of HRPT’s “lessees” including the “use of the leased property” the Act effectively voids the clear statement in the Lease Contracts that the rent should be determined “exclusive of buildings.” 47. The changes which the Act makes in the process of setting reset rents at HRPT’s properties may be best described by a simple example: • A parcel of land which currently has several storage sheds used to store and sell used auto parts may be located in an area where a parking garage, a self storage facility or some other retail or commercial use is financially viable and permitted by zoning. The existing land lessee may be unwilling or financially unable to undertake the redevelopment. Before the Act, the rent reset negotiations and appraisal, if required, would take account of the land value to a tenant who might redevelop this site. However, applying the standards required by the Act, the current lessee’s use of the parcel as a junk yard would require a lower rent reset. 48. The Act changes the meaning of the words “fair and reasonable rent” as they appear in the lease to a meaning which is different from the meaning applied to those terms historically by HRPT and its lessees. The meaning of these words required by the Act is also different from the meaning generally accepted in real estate appraisals. 17

49. By its terms, the Act only affects those properties that are (a) zoned “for commercial or industrial use,” (b) subject “to a lease with a term of ten years or more and an unexpired term of five years or more,” (c) owned by an entity with ownership of “fifty thousand square feet or more of industrial and commercial property in the State,” and (d) subject to a lease that includes a term providing for “fair and reasonable” annual rent. This language limits the impact of the Act only to HRPT because HRPT is the only entity that has land ownership that meets the statutory definition. 50. The Act also includes the master lessee “opt-in” provision added by the Committee on Conference, which allows master lessees, but not HRPT, to opt in or out of the new statutory regime. 51. By its terms, the Act expires on June 30, 2010. Despite the expiration, however, the terms of the Act will remain in effect for “renegotiations of any lease or sublease rental amount” that take place before July 1, 2010. 52. The Act’s supporters have already declared their intention to seek a possible renewal of the Act. A CFV representative has stated that CFV expects to be back at the Legislature next year asking to reinstate or modify the Act. 18

IV. DECLARATORY AND INJUNCTIVE RELIEF 53. The Act changes the factors which HRPT must consider when negotiating with its lessees for rent resets. HRPT’s lessees have asserted and likely will assert that the Act requires that rent reset rates must take account of each lessee’s circumstances, including, for example, the lessee’s current use of the leased land such as the lessee’s buildings on the leased land and the lessee’s lack of interest or ability to redevelop the land to alternative more valuable and permitted uses. Similarly, the Act requires appraisers appointed under the Lease Contracts to take account of matters which historically have not been considered in rent reset appraisals under the Lease Contracts. The Act was intended to lower the rent reset rates under the Lease Contracts, and it will lower the rents HRPT receives by substantial and material amounts. The Defendant Governor is responsible for enforcing the Act. By contrast, HRPT’s position is that rent resets under the Lease Contracts should be set using the historical meaning of “fair and reasonable rents” to be the equivalent of fair market value rents. 54. For the reasons stated in this Complaint, an actual and immediate controversy has arisen and now exists between HRPT and Defendant, which parties have genuine and opposing interests and which interests are direct and substantial. The Act fails to comply with provisions of the United States Constitution for at least the reasons set forth in this Complaint. HRPT is thus 19 entitled to a judgment declaring the law unconstitutional as well as such other and further relief as may follow from the entry of such a declaratory judgment. 55. HRPT has no adequate remedy at law. Unless enjoined by the Court, Defendant and other authorized persons will continue to infringe HRPT’s constitutionally protected rights and thereby cause irreparable injury. This threat of injury to HRPT from continuing violations requires permanent injunctive relief. COUNT I 42 U.S.C. § 1983/Contracts Clause 56. HRPT realleges and incorporates by reference, as though fully contained herein, the allegations set forth in Paragraphs 1 through 55, above. 57. Article I, § 10 of the United States Constitution provides that “[n]o State shall . . . pass any . . . Law impairing the Obligation of Contracts . . . .” 58. The Lease Contracts between HRPT and its lessees constitute contractual obligations between private entities. 59. The Act substantially impairs HRPT’s contractual relationships with its lessees because it materially alters an important term: the amount of the lessee’s rent obligation. 60. The Act neither advances broad societal interests nor is a reasonable means by which to promote any significant or legitimate public purpose. 20

61. Because legislative interference in these historically agreed contract terms substantially impairs HRPT’s contractual rights under its lease agreements with its lessees, the Act violates Article I, § 10 of the United States Constitution, actionable pursuant to 42 U.S.C. § 1983, which bars States from taking actions to impair contract rights. COUNT II 42 U.S.C. § 1983/Equal Protection 62. HRPT realleges and incorporates by reference, as though fully contained herein, the allegations set forth in Paragraphs 1 through 55, above. 63. The Equal Protection Clause of the Fourteenth Amendment of the United States Constitution provides that “no State shall . . . deny to any person within its jurisdiction the equal protection of the laws.” 64. The Act by explicit design has a negative impact on only one entity—HRPT. 65. Because HRPT is the only entity targeted by the Act, and because no permissible reason exists for singling out HRPT for this discrimination, the Act violates the Equal Protection Clause of the Fourteenth Amendment of the United States Constitution, actionable pursuant to 42 U.S.C. § 1983. 21

COUNT III 42 U.S.C. § 1983/Bill of Attainder 66. HRPT realleges and incorporates by reference, as though fully contained herein, the allegations set forth in Paragraphs 1 through 55, above. 67. Article I, § 10 of the United States Constitution provides that “[n]o State shall . . . pass any . . . Bill of Attainder . . . .” 68. The Act constitutes special interest legislation intended to punish HRPT — the only landowner in the State with Lease Contracts affected by the Act. The Act provides no judicial safeguards before imposition of this punishment. 69. Because the Act targets and punishes a single landowner, it violates the Bill of Attainder Clause of Article I, §10 of the United States Constitution, actionable pursuant to 42 U.S.C. § 1983. COUNT IV 42 U.S.C. § 1983/Due Process 70. HRPT realleges and incorporates by reference, as though fully contained herein, the allegations set forth in Paragraphs 1 through 55, above. 71. The Due Process Clause of the Fourteenth Amendment of the United States Constitution provides that no State shall “deprive any person of . . . property, without due process of law.” 22

72. The Act retroactively, arbitrarily, and irrationally deprives HRPT of its property interests. 73. Because the Act targets HRPT in an arbitrary, irrational manner, the Act violates the Due Process Clause of the Fourteenth Amendment of the United States Constitution, actionable pursuant to 42 U.S.C. § 1983. COUNT V 42 U.S.C. § 1983/Commerce Clause 74. HRPT realleges and incorporates by reference, as though fully contained herein, the allegations set forth in Paragraphs 1 through 55, above. 75. Article I, § 8 of the United States Constitution provides that “Congress shall have Power . . . [t]o regulate commerce . . . among the several states . . . .” 76. Because the Act was intended to, and does, discriminate against an out of state interest to benefit in state interests, it violates the Commerce Clause, Article I, § 8, of the United States Constitution, actionable pursuant to 42 U.S.C. § 1983. COUNT VI 42 U.S.C. § 1983/Takings Clause 77. HRPT realleges and incorporates by reference, as though fully contained herein, the allegations set forth in Paragraphs 1 through 55, above. 23

78. The Takings Clause of the Fifth Amendment of the United States Constitution provides that “private property” shall not be “taken for public use without just compensation.” The Fourteenth Amendment of the United States Constitution incorporates the Takings Clause and applies it to the States. 79. The Act deprives HRPT of its property — its contractual rights under the Lease Contracts—and therefore effects a taking as defined in the Fifth Amendment of the United States Constitution. 80. Because the taking is for private purposes (benefiting HRPT’s lessees) rather than for public purposes, it violates the Fifth and Fourteenth Amendments of the United States Constitution, actionable pursuant to 42 U.S.C. § 1983. 81. Because the taking is uncompensated, even if it were for public purposes, it would still violate the Fifth and Fourteenth Amendments of the United States Constitution, actionable pursuant to 42 U.S.C. § 1983. COUNT VII 42 U.S.C. § 1983/Ex Post Facto 82. HRPT realleges and incorporates by reference, as though fully contained herein, the allegations set forth in Paragraphs 1 through 55, above. 83. Article I, § 10 of the United States Constitution provides that “[n]o State shall . . . pass any . . . ex post facto law . . . .” 24

84. By altering the definition of “fair and reasonable,” the Act retroactively changes the rights and obligations under the contractual agreements between HRPT and its lessees and imposes a new penalty on HRPT’s rights. Because it imposes a new standard on HRPT rent determinations under existing leases, the Act violates the ex post facto Clause of Article I, § 10 of the United States Constitution, actionable pursuant to 42 U.S.C. § 1983. 85. HRPT recognizes that the United States Supreme Court has historically interpreted the ex post facto Clause to apply only to criminal statutes. However, at least one Justice of the Supreme Court of the United States has called for the re-examination of its application to civil statutes. See Eastern Enters. v. Apfel, 524 U.S. 498, 538-39 (1998) (Thomas, J., concurring) (explaining historical limitation of the ex post facto Clause and expressing willingness to reconsider this limitation “[i]n an appropriate case”). HRPT believes that the retroactive imposition of new legal standards reflected in the Act makes this an appropriate case in which to apply the ex post facto Clause to retroactive civil legislation. HRPT accordingly includes this claim to ask for this Court’s consideration whether this case warrants application of the ex post facto Clause and to preserve this claim for appellate review. 25

ATTORNEYS’ FEES 86. Awards of attorneys’ fees are available for the successful vindication of constitutional rights. The availability of attorneys’ fees serves the important public purpose of deterring the enactment of unconstitutional legislation. 87. The Hawaii Legislature was advised that the Act was likely unconstitutional before it was approved. As evidenced by the Defendant Governor’s official message when she allowed the Act to become effective without her signature, the Defendant Governor was well aware of the constitutional problems with the Act. Despite this advice and knowledge, the Legislature and Governor caused this law to become effective. The Act is currently causing HRPT material damage, including the cost of litigation. In these circumstances, the Defendant Governor in her official capacity as the representative of the government of Hawaii should be ordered to pay HRPT’s reasonable legal fees. V. RELIEF REQUESTED WHEREFORE, HRPT prays for the following relief: (a) A judgment declaring that the Act violates the Constitution and laws of the United States; (b) A permanent injunction restraining and enjoining Defendant Governor (and her divisions, officers, servants, employees, attorneys, agents and representatives, successors-in-office and all persons acting or purporting to act in 26 concert or in cooperation with Defendant or pursuant to Defendant’s authority) from enforcing the Act; (c) An award of reasonable attorneys’ fees, costs, and other expenditures incurred as a result of bringing this action, pursuant to 42 U.S.C. § 1988, and other applicable laws; and (d) Such other relief as this Court deems just and proper. DATED: Honolulu, Hawaii, August 14, 2009. BRUCE D. VOSS RYAN H. ENGLE MATTHEW C. SHANNON Attorneys for Plaintiffs HRPT PROPERTIES TRUST and affiliate companies: MASTERS PROPERTIES LLC, ORVILLE PROPERTIES LLC, ROBIN 1 PROPERTIES LLC, TANAKA PROPERTIES LLC, LTMAC PROPERTIES LLC, TSM PROPERTIES LLC, and Z&A PROPERTIES LLC 27

ACT 189 THE SENATE TWENTY-FIFTH LEGISLATURE, 2009 STATE OF HAWAII S.B. NO. 764 S.D. 2 H.D. 2 C.D. 1 A BILL FOR AN ACT RELATING TO REAL PROPERTY. BE IT ENACTED BY THE LEGISLATURE OF THE STATE OF HAWAII: SECTION I. The legislature finds that small businesses are an essential element in strengthening and diversifying Hawaii’s economy and creating jobs for our people. More than ninety-five per cent of all Hawaii establishments are small businesses, and they provide jobs for sixty per cent of all Hawaii employees. The legislature further finds that despite their contribution to Hawaii’s economy, small businesses are at a disadvantage in terms of land ownership. The commercial and industrial properties that exist within the State’s urban districts are primarily owned by a few landowners. These landowners control large tracts of land and retain their ownership by means of leases to small businesses, which in turn supply services and products to the communities within or adjacent to the commercial and industrial properties. Without these neighborhood businesses, consumers would be compelled to travel long distances and expend large amounts of time and effort to locate these needed services and products.

S.B. NO. 764 S.D. 2 H.D. 2 C.D. 1 In the city and county of Honolulu’s “Annual Report on the Status of Land Use on Oahu, Fiscal Year 2006” (February 2008), growth projections show a decided shift of industrial jobs away from the primary urban center. In 2000, approximately eighty per cent of industrial jobs were located in the primary urban center. However, by 2030 that percentage is projected to drop to seventy-one per cent. During that same period, industrial jobs in the Ewa region are projected to nearly double, from seven to thirteen per cent. In central Oahu, industrial jobs are projected to increase from seven to ten per cent. The legislature further finds that small businesses often depend on commercial and industrial leases, which may contain provisions that are vague or onerous and that eventually force these businesses to relocate to rural areas and away from the urban centers. The legislature further finds that the proximity of small businesses to urban communities serves to stabilize Hawaii’s economy, especially during the United States’ current recessionary period. Thus, maintaining close geographic ties between small businesses and the communities they serve is a public purpose that requires legislative support.

S.B. NO. 764 S.D. 2 H.D. 2 C.D. 1 The purpose of this Act is to help stabilize Hawaii’s economy by addressing some of the burdensome or vague provisions of existing commercial and industrial leases of certain lands within urban districts by clarifying provisions in long-term commercial and industrial ground leases without substantial reduction in the economic benefit to the owners or impact on their ownership of the land, without impairing their lease contracts, and without the taking of any property rights without due process of law. SECTION 2. Chapter 519, Hawaii Revised Statutes, is amended by adding a new section to be appropriately designated and to read as follows: “§519 - Leases of commercial and industrial property. (a) Notwithstanding any other law to the contrary and unless expressly stated to the contrary in the lease, any lease of commercial or industrial leasehold property shall be subject to the following terms and conditions: (1) Whenever a lease subject to this section provides for the renegotiation of the rental amount or other requirements during the term of the lease and the renegotiated rental amount or other recompense is based, according to the terms of the lease, in whole

S.B. NO. 764 S.D. 2 H.D. 2 C.D. 1 or in part on a “fair and reasonable” annual rent, that provision shall: (A) Be construed to require that the rent shall be fair and reasonable to both the lessor and the lessee to the lease; and (B) Take into account any and all relevant attendant circumstances relating to the lease, including: (i) The uses and intensity of the use of the leased property during the term of the lease approved by the lessor; and (ii) The surface and subsurface characteristics of the leased property and the surrounding neighborhood on the renegotiation date. (2) With respect to a lessee who is a master lessee, paragraph (1), relating to the renegotiation of the lease rental amount charged to the lessee for the leased property, shall apply only if the master lessee agrees to comply with this paragraph when determining the renegotiated sublease rental amount charged to a sublessee. The master lessee shall agree to limit any sublease rental amount renegotiated or renewed during

S.B. NO. 764 S.D. 2 H.D. 2 C.D. 1 the period the renegotiated lease rent under paragraph (1) is in effect to the lesser of: (A) The “fair and reasonable” amount as determined n accordance with paragraph (1). For the purpose of this subparagraph, the sublease shall be deemed to include a requirement that the renegotiated rental amount be “fair and reasonable”; or (B) The rental amount as calculated under the renegotiation or renewal provisions of the sublease. Any dispute as to the renegotiated sublease rental amount under subparagraph (A) or (B) shall be resolved in accordance with the dispute resolution provisions of the sublease. If the sublessee also acts as a sublessor and subleases the property to another person, the master lessee shall make a good faith effort to require the sublessor to comply with this paragraph in determining the sublease rental amount charged to another person. If the master lessee does not comply with this paragraph, paragraph (1) shall not apply in determining the renegotiated lease rental amount charged to the master lessee.

S.B. NO. 764 S.D. 2 H.D. 2 C.D. 1 (b) For purposes of this section: “Commercial or industrial leasehold property” means any ground lease of real property: (1) Situated in the State; (2) Zoned by a county for commercial or industrial use; (3) That is subject to a lease with a term of ten years or more and an unexpired term of five years or more; and (4) Where the lessor is the owner, directly or indirectly, of fifty thousand square feet or more of industrial and commercial property in the State. “Lease” means a conveyance leasing privately owned land by a fee simple owner, as lessor, to any person or entity for a term of ten years or more in consideration of a return of rent or other remuneration. “Sublease” means a conveyance subleasing privately owned land by a master lessee or sublessor to any person or entity in consideration of a return of rent or other remuneration.” SECTION 3. This Act does not affect rights and duties that matured, penalties that were incurred, and proceedings that were begun before its effective date. SECTION 4. New statutory material is underscored.

S.B. NO. 764 S.D. 2 H.D. 2 C.D. 1 SECTION 5. This Act shall take effect on July 1, 2009, and shall be repealed on June 30, 2010; provided that the repeal of this Act shall not affect renegotiations of any lease or sublease rental amount, the renegotiation date for which occurred before July 1, 2010; provided further that this Act shall not apply to any lease scheduled for renegotiation after June 30, 2010. APPROVED this day of, 2009 GOVERNOR OF THE STATE OF HAWAII

RECORDATION REQUESTED BY : ) ) ) ) ) ) AFTER RECORDATION, RETURN TO: ) ) ) ) ) ) RETURN BY MAIL ( ) PICKUP ( ) ) ) AMENDMENT OF LEASE THIS INDENTURE, made this day of                  , but effective as of, by and between the TRUSTEES UNDER THE WILL AND OF THE ESTATE OF SAMUEL M. DAMON, DECEASED, whose principal place of business and post office address is Suite 1210, First Hawaiian Bank Building, Honolulu, Hawaii 96813, as “Lessors”, and           , a Hawaii corporation, whose business and post office address is                   , as “Lessee”, WHEREAS, by that certain lease dated filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No., and noted on Transfer Certificate of Title No., to which lease was assigned to the Lessee by instrument date, filed as aforesaid as Document No., the Lessors demised the premises therein described upon the terms and conditions therein set forth, and “Excerpt from an HRPT Lease Contract” EXHIBIT B condemnation proceedings shall be used promptly by the Lessee as may be necessary to restore or replace such improvements on the remaining premises according to plans first approved in writing by the parties; provided, further, that if more than one fourth of the demised land shall be so taken or condemned thereby rendering the remaining premises unsuitable for the Lessee’s business purposes, the Lessee may within 90 days thereafter surrender to the Lessors this lease, subject to the Lessee’s prior removal at its own expense of all buildings on the remaining demised land if so required by the Lessors and its restoration of said remaining land to good condition and even grade, and the Lessee shall thereby be relieved of all further obligations hereunder. (B) Appraisal. In case the parties hereto shall fail to agree on the net annual rent hereunder payable for any rental period of said term as herein provided at least 90 days before the commencement of such period, said rent shall be such fair and reasonable annual rent for the demised land (exclusive of buildings) as shall be determined by three impartial real estate appraisers, one to be appointed by each of the parties hereto, and the Lessors and Lessee shall each promptly name one such appraiser and give written notice thereof to the other party, and in case either party shall fail so to do within ten (10) days after appointment of the first appraiser, the appraiser already appointed shall name a second appraiser, and the two appraisers thus appointed in either manner shall appoint a third appraiser, and in case of their failure so to do within ten (10) days after appointment of the second appraiser, either party may have such third appraiser (who shall in this case be a member of the Honolulu Chapter of the American Institute of Real Estate Appraisers or other similar organization) appointed by any person then sitting as Judge of the Circuit Court of the First Circuit of the State of Hawaii, and the three appraisers so appointed shall thereupon proceed to determine the matter in question, and the decision of said appraisers or a majority of them shall be final, conclusive and binding upon both parties. The cost of such appraisal other than attorneys’ fees shall be shared equally by the parties hereto. Until determination of such rent by agreement or appraisal as herein provided, quarterly installments at the same rate payable for the preceding year shall be paid on account thereof. (C) Forfeiture. This demise is upon the condition that if the Lessee shall fail to pay said rent or any part thereof within twenty (20) days after the same becomes due, whether the same shall or shall not have been legally demanded, or shall fail to observe and perform faithfully any of the covenants herein contained and on the part of the Lessee to be observed and performed and such default shall continue for thirty (30) days after written notice thereof given to the Lessee, or if the Lessee shall abandon said premises, or if the Lessee then owning this lease shall be adjudicated bankrupt or take any proceedings under the Federal Bankruptcy Act seeking the readjustment, rearrangement, postponement,

Mar-31-09 12:40pm From-AG-LABOR DIV. +18085861376 T-814 P.02 F-400

TESTIMONY OF THE STATE ATTORNEY GENERAL
TWENTY-FIFTH LEGISLATURE, 2009

ON THE FOLLOWING MEASURE:
S.B. NO. 764, S.D. 2, H.D. 1, RELATING TO REAL PROPERTY.

BEFORE THE:
HOUSE COMMITTEE ON JUDICIARY

DATE: Tuesday, March 31, 2009 **TIME:** 4:00 PM

LOCATION: State Capitol, Room 309

TESTIFIER(S): Mark J. Bennett, Attorney General
or Shari Wong, Deputy Attorney General

Chair Karamatsu and Members of the Committee:

The Department of the Attorney General has concerns about this bill.

This bill appears to change the process for renegotiating the amount of rent during the term of an existing commercial or industrial lease, unless expressly stated otherwise in the lease. In addition, this bill proposes a new requirement, providing for how subtenants shall be charged, unless expressly stated otherwise in the lease. Legal concerns regarding state impairment of contracts are raised by the proposed language affecting existing leases.[1]

It is well established that a retroactive law in a constitutional sense is one that takes away or impairs vested rights acquired under existing laws or attaches a new obligation, imposes a new duty, or attaches a new disability with respect to transactions or considerations already concluded. Employees Retirement Sys. v. Chang, 42 Haw. 532, 535 (1958). Generally, retrospective laws are not favored and all laws will be construed as prospective unless retrospective application is clearly intended and expressly declared, or is

[1] The United States Constitution states, in part, that "[n]o state shall . . . pass any . . . Law impairing the Obligation of Contracts . . . ." U.S. Const., Art I, § 10, cl. 1. ("Contracts Clause")

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EXHIBIT C

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necessarily implied from the language used. Clark v. Cassidy, 64 Haw. 74 (1981). This principle is particularly applicable where the statute or amendment involves substantive, as opposed to procedural, rights. Clark, 64 Haw. at 77; Dash v. Wayne, 700 F. Supp. 1056 (D. Haw. 1988).

With respect to the constitutional proscription against impairment of contracts, it is a fundamental principle that obligations of a contract cannot be impaired by subsequent passage of any law. Taylor v. Taylor, 537 P.2d 483, 486 (Mont. 1975); Pulos v. James, 302 N.E.2d 768, 775 (Ind. 1973). The obligation of a contract is impaired by a law that alters the contract's terms by creating new rights or imposing new conditions or different liabilities. Northern Pacific Railway v. Duluth, 208 U.S. 583, 590 (1908). "Any law which changes the . . . legal effect of the original parties, giving to one greater or the other a less interest or benefit in the contract, impairs its obligation." Kentucky Utilities Co. v. Carlisle Ice Co., 131 S.W.2d 499, 504 (1939). See also Anthony v. Kualoa Ranch, Inc., 69 Haw. 112, 119-24 (1987) (law, enacted after lease executed, that required lessors to pay, at the sole option of the lessees, for improvements built upon the leased premises in order to get the leased premises back, substantially impaired the contractual rights of the parties and was unconstitutional).

> The importance of protecting the obligation of contracts from all legislative action tending to its impairment has been emphasized by the Supreme Court of the United States. That high tribunal has stated that the inviolability for contracts and the duty to perform them, as made, are at the foundation of all well-ordered society that, to prevent the removal or disturbance of these foundations was one of the great objects for which the Constitution was framed, and that it is one of the highest duties of that court to take care that the prohibition should neither be evaded nor frittered away.

16A Am. Jur. 2d Constitutional Law § 694 (1979) (emphases added).

However, because states are vested with authority to safeguard the vital interests of their residents, the impairment clause is liberally construed and prohibits only unreasonable impairment. Id.; Energy

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Reserves v. Kansas Power & Light, 459 U.S. 400, 409 (1983). Reasonableness is determined by whether the law addresses a legitimate end and whether the measures taken to reach that end are reasonable and appropriate. It is important to recognize that the power of a state to modify or affect the obligation of a contract under the state's protective powers is not without limit. "Yet the contract clause limits otherwise legitimate exercises of state legislative authority, and the existence of an important public interest is not always sufficient to overcome that limitation." United States Trust Co. v. New Jersey, 431 U.S. 1, 21 (1977). See also El Paso v. Simmons, 379 U.S. 497, 506-9 (1965).

As noted above, this bill appears to intrude upon renegotiations of lease rent by interjecting, unless otherwise stated in the lease, its construction of "fair and reasonable annual rent" in commercial or industrial leases to mean that "rent shall be fair and reasonable to both the lessor and the lessee to the lease." S.B. No. 764, S.D. 2, H.D. 1, page 4, lines 3-5. Unless otherwise stated in the lease, this bill also imposes a new requirement in such lease rent renegotiations that they include consideration of the "uses and intensity of use approved by the lessor, and the surface and subsurface characteristics of the site and the neighborhood on the renegotiation date." S.B. No. 764, S.D. 2, H.D. 1, page 4, lines 6-9. In addition, this bill proposes a new requirement, unless expressly stated otherwise in the commercial or industrial lease, providing for how subtenants shall be charged.

Despite the customary deference accorded to social and economic legislation, laws altering the rights and obligations of contracting parties must be reasonable and necessary for the public purpose for which they were enacted. Allied Structural Steel Co. Spannaus, 438 U.S. 234, 244 (1977), Applications of Herrick & Irish, 82 Haw. 329, 922 P.2d 942 (1996). While section 1 of this bill describes the need to strengthen and diversify Hawaii's economy, there is no evidence that this bill will achieve the stated purpose to stabilize the economy by addressing some of the burdensome provisions of existing commercial and

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industrial leases. S.B. No. 764, S.D. 2, H.D. 1, page 3, lines 3-5. For example, this bill provides four factors in defining “commercial or industrial leasehold property.” S.B. No. 764, S.D. 2, H.D. 1, page 4, lines 18-21, and page 5, lines 1-5. However, these four factors do not necessarily identify how they are linked to a benefit for the business tenants in Oahu’s urban center, as opposed to those in the Ewa region or central Oahu, as stated in section 1 of the bill. S.B. No. 764, S.D. 2, H.D. 1, page 2, lines 1-21. A lessor in Kapolei could meet those four factors, thus owning property that falls within the definition “commercial or industrial leasehold property”, and be subject to the requirements of this bill. On the other hand, a lessor in Mapunapuna with fewer than fifty thousand square feet would not meet the fourth factor and not own property that falls within the definition of “commercial or industrial leasehold property”, and thus not be subject to the requirements of this bill. In addition, the third factor, regarding a lease with a term of ten years or more and an unexpired term of five years or more, could apply to various recent leases in the Ewa region or central Oahu, whereas section 1 of the bill appears to focus on urban communities which historically have housed small commercial or industrial businesses. S.B. No. 764, S.D. 2, H.D. 1, page 2, lines 15-17 (“In practical terms, consumers will find that the auto service center or the small retailer in Mapunapuna is no longer in business where the consumer lives or works.”) In summary, it is unclear how focusing the definition of “commercial or industrial leasehold property” on the nature of the lessor is sufficiently tailored to the bill’s stated purpose of easing burdensome lease provisions on lessees. S.B. No. 764, S.D. 2, H.D. 1, page 3, lines 3-5. Thus, we recommend that, before this bill is passed, the Legislature make appropriate findings to sufficiently demonstrate the nexus between the bill’s purpose and its proposals. At this time, it is unclear from the record how pervasive the alleged problem is, or the actual number of commercial and industrial leases affected by this bill, or how the bill’s proposals actually benefit urban businesses. The government must use the least intrusive means to achieve its goals. It is not free to impose a drastic impairment when an evident and more moderate course would serve its purposes equally well. United States Trust Co. v. New Jersey, 431 U.S. at 31. Legislation impairing commercial or industrial leases would be more defensible if based on articulated findings of need, demonstrated evidence that the proposed legislation will achieve the stated purpose, and explanation that no lesser remedy (such as arbitration, mediation, or litigation) is available. The bill’s proposed definition of “commercial or industrial leasehold property” seems focused upon lessors and does not appear to be “a reasonable and narrowly-drawn means of promoting the significant and legitimate public purpose.” Applications of Herrick & Irish, 82 Haw. 329, 340, 922 P.2d 942, 953. Consequently, it appears this bill may violate the Contracts Clause and be found unconstitutional.

LINDA LINGLE GOVERNOR MARK.J BENNETT ATTORNEY GENERAL LISA M. GINOZA FIRST DEPUTY ATTORNEY GENERAL RECEIVED APR 23 2009 STATE OF HAWAII DEPARTMENT OF THE ATTORNEY GENERAL 425 QUEEN STREET HONOLULU, HAWAII 96813 (808) 586-1500 April 23, 2009 VIA FACSIMILE NO. 586-6071 Honorable Rosalyn H. Baker Chair, Senate Conference Committee VIA FACSIMILE NO. 586-6461 Honorable Brian T. Taniguchi Co-Chair, Senate Conference Committee VIA FACSIMILE NO. 586-8426 Honorable Sam Slom Manager, Senate Conference Committee 586-6161 VIA FACSIMILE NO. Honorable Angus L. K. McKelvey Co-Chair, House Conference Committee VIA FACSIMILE NO. 586-8484 Honorable Clift Tsuji Co-Chair, House Conference Committee VIA FACSIMILE NO. 586-8494 Honorable Jon Riki Karamatsu Co-Chair, House Conference Committee VIA FACSIMILE NO. 586-6341 Honorable Blake K. Oshiro Manager, House Conference Committee VIA FACSIMILE NO. 586-6481 Honorable Cynthia Thielen Manager, House Conference Committee Re: S.B. No. 764, S.D. 2, H.D. 2, Relating to Real Property Meeting on April 23, 2009 at 10:15 a.m. Dear Conferees: The purpose of this bill is to change the process for renegotiating the amount of rent during the term of an existing commercial or industrial lease, unless expressly stated otherwise in the lease. In addition, with respect to leases of certain private agricultural lands where the lessee has made or is seeking to make improvements on the land, this bill requires

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Conferees on S.B. No. 764, S.D. 2, H.D. 2
April 23, 2009
Page 2

the renegotiated term of the lease to include an extension of the lease for a period at least seventy-five percent of the original term of the lease. The bill also prohibits the amendment of a land use district boundary Class A and B agricultural lands that meet four criteria.

Legal concerns regarding state impairment of contracts are raised by the proposed language affecting existing commercial and agricultural leases.[1]

It is well established that a retroactive law in a constitutional sense is one that takes away or impairs vested rights acquired under existing laws or attaches a new obligation, imposes a new duty, or attaches a new disability with respect to transactions or considerations already concluded. Employees Retirement Sys. v. Chang, 42 Haw. 532, 535 (1958). Generally, retrospective laws are not favored and all laws will be construed as prospective unless retrospective application is clearly intended and expressly declared, or is necessarily implied from the language used. Clark v. Cassidy, 64 Haw. 74 (1981). This principle is particularly applicable where the statute or amendment involves substantive, as opposed to procedural, rights. Clark, 64 Haw. at 77; Dash v. Wayne, 700 F. Supp. 1056 (D. Haw. 1988).

With respect to the constitutional proscription against impairment of contracts, it is a fundamental principle that obligations of a contract cannot be impaired by subsequent passage of any law. Taylor v. Taylor, 537 P.2d 483, 486 (Mont. 1975); Pulos v. James, 302 N.E.2d 768, 775 (Ind. 1973). The obligation of a contract is impaired by a law that alters the contract's terms by creating new rights or imposing new conditions or different liabilities. Northern Pacific Railway v. Duluth, 208 U.S. 583, 590 (1908). "Any law which changes the . . . legal effect of the original parties, giving to one greater or the other a less interest or benefit in the contract, impairs its obligation." Kentucky Utilities Co. v. Carlisle Ice Co., 131 S.W.2d 499, 504 (1939). See also Anthony v. Kualoa

---

[1] The United States Constitution states, in part, that "[n]o state shall . . . pass any . . . Law impairing the Obligation of Contracts . . . ." U.S. Const., Art I, § 10, cl. 1. ("Contracts Clause")

330896v1

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Conferees on S.B. No. 764, S.D. 2, H.D. 2
April 23, 2009
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Ranch, Inc., 69 Haw. 112, 119-24 (1987) (law, enacted after lease executed, that required lessors to pay, at the sole option of the lessees, for improvements built upon the leased premises in order to get the leased premises back, substantially impaired the contractual rights of the parties and was unconstitutional).

> The importance of protecting the obligation of contracts from all legislative action tending to its impairment has been emphasized by the Supreme Court of the United States. That high tribunal has stated that the inviolability for contracts and the duty to perform them, as made, are at the foundation of all well-ordered society that, to prevent the removal or disturbance of these foundations was one of the great objects for which the Constitution was framed, and that it is one of the highest duties of that court to take care that the prohibition should neither be evaded nor frittered away.

16A Am. Jur. 2d Constitutional Law § 694 (1979) (emphases added).

However, because states are vested with authority to safeguard the vital interests of their residents, the impairment clause is liberally construed and prohibits only unreasonable impairment. Id.; Energy Reserves v. Kansas Power & Light, 459 U.S. 400, 409 (1983). Reasonableness is determined by whether the law addresses a legitimate end and whether the measures taken to reach that end are reasonable and appropriate. It is important to recognize that the power of a state to modify or affect the obligation of a contract under the state's protective powers is not without limit. "Yet the contract clause limits otherwise legitimate exercises of state legislative authority, and the existence of an important public interest is not always sufficient to overcome that limitation." United States Trust Co. v. New Jersey, 431 U.S. 1, 21 (1977). See also El Paso v. Simmons, 379 U.S. 497, 506-9 (1965).

As noted above, this bill appears to intrude upon renegotiations of lease rent by interjecting, unless otherwise stated in the lease, its construction of "fair and reasonable annual rent" in commercial or industrial leases to mean that

330896v1

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“rent shall be fair and reasonable to both the lessor and the lessee to the lease.” S.B. No. 764, S.D. 2, H.D. 2, page 4, lines 3-5. Unless otherwise stated in the lease, this bill also imposes a new requirement in such lease rent renegotiations that they include consideration of the “past renegotiation practices and policies throughout the previously renegotiated lease rents, the uses and intensity of use of the lease property during the term of the lease approved by the lessor, the surface and subsurface characteristics of the leased property and the surrounding neighborhood on the renegotiated date, and the gross income generated by the lessees on the renegotiated date.” S.B. No. 764, S.D. 2, H.D. 2, page 4, lines 8-18. In addition, this bill provides four factors in defining “commercial or industrial leasehold property” and also defines “lease”. With respect to leases for agricultural lands, this bill intrudes upon leases of certain private agricultural lands by requiring the renegotiated term of the lease to include an extension of the lease for a period at least seventy-five percent of the original term of the lease. S.B. No. 764, S.D. 2, H.D. 2, page 7, lines 9-20. The bill’s provisions as to agricultural leases only concern revisions to the term of the lease and our views on these provisions are discussed at the end of this letter. Despite the customary deference accorded to social and economic legislation, laws altering the rights and obligations of contracting parties must be reasonable and necessary for the public purpose for which they were enacted. Allied Structural Steel Co. Spannaus, 438 U.S. 234, 244 (1977), Applications of Herrick & Irish, 82 Haw. 329, 922 P.2d 942 (1996). while section 1 of this bill describes the need to strengthen and diversify Hawaii’s economy, there is no evidence that this bill will achieve the stated purpose to stabilize the economy by addressing some of the alleged vague or onerous provisions of existing commercial and industrial leases. S.B. No. 764, S.D. 2, H.D. 2, page 2, lines 11-19. For example, the four factors of “commercial or industrial leasehold property” do not necessarily identify how they are linked to a benefit for the business tenants in Oahu’s urban center, as opposed to those in the Ewa region or central Oahu, as stated in section 1 of the bill. S.B. No. 764, S.D. 2, H.D. 2, page 2, lines 1-10. A lessor in Kapolei could meet those four factors, thus owning property that falls within the definition “commercial or industrial leasehold property”, and be subject to the requirements of this bill. On the other hand, a lessor in Mapunapuna with fewer than fifty thousand square feet would not meet the fourth factor and not own property that falls within the definition of “commercial or industrial leasehold property”, and thus not be subject to the requirements of this bill. In addition, the third factor, regarding a lease with a term of ten years or more and an unexpired term of five years or more, could apply to various recent leases in the Ewa region or central Oahu, whereas section 1 of the bill appears to focus on urban communities which historically have housed small commercial or industrial businesses. S.B. No. 764, S.D. 2, H.D. 2, page 2, lines 19-21 (“Thus, maintaining close geographic ties between small businesses and the communities they serve is a public purpose that requires legislative support.”) In summary, it is unclear how focusing the definition of “commercial or industrial leasehold property” on the nature of the lessor is sufficiently tailored to the bill’s stated purpose of easing burdensome lease provisions on lessees. S.B. No. 764, S.D. 2, H.D. 1, page 3, lines 3-5. At this time, it is unclear from the record how pervasive the alleged problem is, or the actual number of commercial and industrial leases affected by this bill, or how the bill’s proposals actually benefit urban businesses. The government must use the least intrusive means to achieve its goals. It is not free to impose a drastic impairment when an evident and more moderate course would serve its purposes equally well. United States Trust Co. v. New Jersey, 431 U.S. at 31. Legislation impairing commercial or industrial leases would be more defensible it based on articulated findings of need, demonstrated evidence that the proposed legislation will achieve the stated purpose, and explanation that no lesser remedy (such as arbitration, mediation, or litigation) is available. The bill’s proposed definition of “commercial or industrial leasehold property” seems focused upon lessors and does not appear to be “a reasonable and narrowly-drawn means of promoting the significant and legitimate public purpose.” Applications of Herrick & Irish, 82 Haw. 329, 340, 922 P.2d 942, 953. Consequently, it appears this bill may violate the Contracts Clause and be found unconstitutional. With respect to section 5 of part II of this bill, we raise the same concerns regarding state impairment of contracts. To the extent the bill intrudes upon renegotiations of lease rents for certain private agricultural lands, such intrusion is subject to the same analysis used for part I of the bill regarding commercial and industrial leases. Section 4 of the bill justifies the intrusion and Section 5 appears to be a reasonable and narrowly-drawn means of promoting a significant and legitimate public purpose. However, as with part I of the bill, the state impairment of private agricultural leases may be subject to challenge. Very truly yours, /s/ Shari Wong Shari Wong Deputy Attorney General APPROVED: /s/ Mark J. Bennett Mark J. Bennett Attorney General

LINDA LINGLE GOVERNOR MARK J. BENNETT ATTORNEY GENERAL APR 28 2009 STATE OF HAWAII DEPARTMENT OF THE ATTORNEY GENERAL 425 QUEEN STREET HONOLULU, HAWAII 96813 (808) 588-1500 April 28, 2009 VIA FACSIMILE NO. 586-6071 Honorable Rosalyn H. Baker Chair, Senate Conference Committee VIA FACSIMILE NO. 586-6461 Honorable Brian T. Taniguchi Co-Chair, Senate Conference Committee VIA FACSIMILE NO. 586-8426 Honorable Sam Slom Manager, Senate Conference Committee VIA FACSIMILE NO. 586-6161 Honorable Angus L. K. McKelvey Co-Chair, House Conference Committee VIA FACSIMILE NO. 586-8484 Honorable Clift Tsuji Co-Chair, House Conference Committee VIA FACSIMILE NO. 586-8494 Honorable Jon Riki Karamatsu Co-Chair, House Conference Committee VIA FACSIMILE NO. 586-6341 Honorable Blake K. Oshiro Manager, House Conference Committee VIA FACSIMILE NO. 586-6481 Honorable Cynthia Thielen Manager, House Conference Committee Re: S.B. No. 764, S.D. 2, H.D. 2, Relating to Real Property Meeting on April 28, 2009 at 10:15 a.m. Dear Conferees: We supplement our letter to you dated April 23, 2009, and note our additional concern that the proposals of S.B. No. 764, S.D. 2, H.D. 2, may impair private contracts and constitute [ILLEGIBLE]

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April 28, 2009
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"takings" which gives rise to a right to receive compensation from the sovereign. A compensable regulatory taking occurs when governmental agencies impose restrictions that either 1) deny landowners of all economically viable use of their property, or 2) unreasonably interfere with landowners' rights to use and enjoy their property. Mayhew v. Town of Sunnyvale, 964 S.W.2d 922, 933-35 (Tex. 1998).

A regulation may go so far in imposing public burdens on private interests as to require compensation. In deciding whether regulatory action goes "too far", three principles known as the Penn Central factors have emerged: 1) the "economic impact of the regulation on the claimant"; 2) "the extent to which the regulation has interfered with distinct investment-backed expectations"; and 3) "the character of the governmental action". Penn Cent. Transp. Co. v. City of New York, 438 U.S. 104, 124 (1978). Penn Central does not supply mathematically precise variables but instead provides important guideposts that lead to the ultimate determination whether just compensation is required. Whether a regulatory taking has occurred, "depends on a complex of factors including" the three set out in Penn Central. Sheffield Dev. Co. v. City of Glenn Heights, 140 S.W. 3d 660 (Tex. 2004). The analysis "necessarily requires a weighing of private and public interests" and a "careful examination and weighing of all the relevant circumstances in this context." In considering a regulatory takings issue, a court will "consider all of the surrounding circumstances" in applying "a fact-sensitive test of reasonableness." Sheffield at 670-72.

A court must satisfy itself that the legislature's "adjustment of 'the rights and responsibilities of contracting parties [is based] upon reasonable conditions and [is] of a character appropriate to the public purpose justifying [the legislation's] adoption.'" Keystone Bituminous Coal Ass'n v. DeBenedictis, 480 U.S. 470, 505 (U.S. 1987). As we have stated previously, the proposals of S.B. No. 764, S.D. 2, H.D. 2 do not appear to be a reasonable and narrowly-drawn means of promoting a significant and legitimate public purpose in protecting certain commercial or industrial leasehold property, or certain private agricultural lands. As such, in addition to the bill's proposals possibly violating the Contracts Clause and being

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found unconstitutional, the proposals may also constitute “takings” that give rise to a right to receive compensation from the sovereign. Very truly yours, Shari Wong Deputy Attorney General APPROVED: Mark J. Bennett Attorney General

EXECUTIVE CHAMBERS HONOLULU LINDA LINGLE GOVERNOR July 16, 2009 The Honorable Colleen Hanabusa, President and Members of the Senate Twenty-Fifth State Legislature State Capitol, Room 409 Honolulu, Hawaii 96813 Dear Madam President and Members of the Senate: Re: Senate Bill No. 764 SD2 HD2 CD1 On July 15, 2009, Senate Bill No. 764, entitled “A Bill for an Act Relating to Real Property” became law without my signature, pursuant to Section 16 of Article III of the State Constitution. The purpose of this bill is to change the process for renegotiating the amount of rent during the term of an existing commercial or industrial lease, unless expressly stated otherwise in the lease. The bill requires the term “fair and reasonable” annual rent of any lease of commercial or industrial leasehold property to be construed as fair and reasonable to both the lessor and the lessee to the lease, and to consider other relevant circumstances relating to the lease, such as surface characteristics of the property. If the lessee is a master lessee, these requirements shall apply if the master lessee agrees to act comparably when determining the renegotiated sublease rental amount charged to a sublessee. This measure appears to be targeted at a single landowner for the benefit of its lessees. The ability to freely negotiate contracts without government intrusion is essential to a fair and open marketplace and a principle that I support. However, this bill addresses a case where the free market between lessor and lessee is not functioning. We have seen a concentration of land ownership of urban commercial and industrial properties become centered in a few large firms that distort market forces and leave businesses in Hawaii with little recourse. It is unfortunate that the actions of a single land owner have created the situation where the Legislature has intervened between the parties, albeit only for a single year. This bill impacts the renegotiations of lease rent by interjecting, unless otherwise stated in the lease, its construction of “fair and reasonable annual rent” in commercial or industrial EXHIBIT D GOV. MSG. NO. 860 leases. In addition, this bill requires master lessees to limit any sublease rental amount negotiated or renewed during the period the lease rent is renegotiated with the master lessee to the lesser of a) the “fair and reasonable” amount determined according to the aforementioned requirements or b) the rental amount as calculated under the renegotiation or renewal provisions of the sublease. For the foregoing reasons, I allowed Senate Bill No. 764 to become law as Act 189, effective July 15, 2009, without my signature. Sincerely, LINDA LINGLE 2

IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF HAWAII HRPT PROPERTIES TRUST and affiliate companies: MASTERS PROPERTIES LLC, a Maryland limited liability company, ORVILLE PROPERTIES LLC, a Maryland limited liability company, ROBIN 1 PROPERTIES LLC, a Maryland limited liability company, TANAKA PROPERTIES LLC, a Maryland limited liability company, LTMAC PROPERTIES, LLC, a Maryland limited liability company, TSM PROPERTIES LLC, a Maryland limited liability company, and Z&A PROPERTIES LLC, a Maryland limited liability company, Plaintiffs, vs. LINDA LINGLE, in her official capacity as Governor of the State of Hawaii, Defendant. )))))))))))))))))))))))))) CIVIL NO. SUMMONS SUMMONS STATE OF HAWAII TO THE ABOVE-NAMED DEFENDANT: LINDA LINGLE, in her official capacity as Governor of the State of Hawaii,

You are hereby summoned and required to serve upon Bruce D. Voss, Ryan H. Engle, and/or Matthew C. Shannon, Bays Deaver Lung Rose & Holma, Plaintiffs’ attorneys, whose address is Alii Place, 16th Floor, 1099 Alakea Street Honolulu, Hawaii 96813, an answer to the Complaint which is herewith served upon you, within twenty (20) days after service of this summons upon you, exclusive of the day of service. If you fail to do so, judgment by default will be taken against you for the relief demanded in the Complaint. This summons shall not be personally delivered between 10:00 p.m. and 6:00 a.m. on premises not open to the general public, unless a judge of the above-entitled court permits, in writing on this summons, personal delivery during those hours. A failure to obey this summons may result in an entry of default and default judgment against the disobeying person or party. DATED: Honolulu, Hawaii, . CLERK OF THE COURT 2